Income taxes	12 Months Ended
Dec. 31, 2023
Income taxes [Abstract]
Income taxes [Text Block]

8Income taxes

Accounting policies

Income taxes comprise of current, non-current and deferred tax. Income tax is recognized in the Consolidated statements of income except to the extent that it relates to items recognized directly within equity or in other comprehensive income. Current tax is the expected taxes payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

In cases where it is concluded it is not probable that tax authorities will accept a tax treatment, the effect of the uncertainty is reflected in the recognition and measurement of tax assets and liabilities or, alternatively, a provision is made for the amount that is expected to be settled, where this can be reasonably estimated. This assessment relies on estimates and assumptions and may involve a series of judgments about future events. New information may become available that causes the company to change its judgment regarding the adequacy of existing tax assets and liabilities. Such changes to tax assets and liabilities will impact the income tax expense in the period during which such a determination is made.

Deferred tax assets and liabilities are recognized, using the consolidated balance sheet method, for the expected tax consequences of temporary differences between the carrying amounts of assets and liabilities and the amounts used for taxation purposes. Deferred tax is not recognized for the following temporary differences: (a) the initial recognition of goodwill; or (b) the initial recognition of an asset or liability in a transaction which: (i) is not a business combination, (ii) at the time of transaction, affects neither accounting profit nor taxable profit (tax loss), (iii) at the time of the transaction, does not give rise to equal amounts of taxable and deductible differences; or (c) differences relating to investments in subsidiaries, joint ventures and associates where the reversal of the respective temporary difference can be controlled by the company and it is probable that it will not reverse in the foreseeable future. Deferred taxes are measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity or on different taxable entities, but the company intends to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences to the extent that it is probable that there will be future taxable profits against which they can be utilized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the countries where the deferred tax assets originated and during the periods when the deferred tax assets become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Deferred tax liabilities for withholding taxes are recognized for subsidiaries in situations where the income is to be paid out as dividend in the foreseeable future and for undistributed earnings of unconsolidated companies to the extent that these withholding taxes are not expected to be refundable or deductible. Changes in tax rates and tax laws are reflected in the period when the change was enacted or substantively enacted by the reporting date.

Any subsequent adjustment to a tax asset or liability that originated in discontinued operations and for which no specific arrangements were made at the time of divestment, due to a change in the tax base or its measurement, is allocated to discontinued operations (i.e. backwards tracing). Examples are a tax rate change or change in retained assets or liabilities directly relating to the discontinued operation. Any subsequent change to the recognition of deferred tax assets is allocated to the component in which the taxable gain is or will be recognized. The above principles are applied to the extent the ‘discontinued operations’ are sufficiently separable from continuing operations.

Consistent with the IAS 12 amendment regarding Pillar Two taxation as issued by the IASB and adopted by the EU, Philips does not recognize and disclose deferred taxes arising from tax laws that implement Pillar Two model rules published by the Organisation for Economic Co-operation and Development. Furthermore, Philips will recognize and disclose the impact (if any) from Pillar Two income taxes on current tax effective from 2024.

Accounting estimates and judgments
Deferred tax recoverability

Deferred tax assets are recognized to the extent that it is probable that there will be future taxable profits against which these can be utilized. Significant judgment is involved in determining whether such profits are probable. Management determines this on the basis of expected taxable profits arising from the reversal of recognized deferred tax liabilities, appropriate tax planning opportunities to support business goals and on the basis of forecasts.

Uncertain tax positions

Uncertain tax positions are recognized as liabilities if and to the extent it is probable that additional tax will be due and the amount can be reliably measured. Significant judgment is involved in determining these positions.

The income tax benefit of continuing operations amounts to EUR 73 million (2022: EUR 113 million tax benefit, 2021: EUR 103 million tax benefit).

The components of income before taxes and income tax expense are as follows:

Philips Group

Income tax expense

in millions of EUR

	2021	2022	2023
Income before taxes	509	(1,731)	(526)
Investments in associates, net of income taxes	(4)	(2)	(98)
Income before taxes and Investment in associates	513	(1,729)	(429)

Current tax (expense) benefit	(298)	(97)	(201)
Deferred tax (expense) benefit	401	210	274
Income tax (expense) benefit of continuing operations	103	113	73

Income tax benefit of continuing operations excludes the tax benefit of the discontinued operations of EUR 9 million (2022: EUR 18 million benefit, 2021: EUR 737 million expense), mainly related to the release of provisions.

The components of income tax expense of continuing operations are as follows:

Philips Group

Current income tax expense

in millions of EUR

	2021	2022	2023
Current year tax (expense) benefit	(291)	(111)	(211)
Prior year tax (expense) benefit	(7)	14	10
Current tax (expense) benefit	(298)	(97)	(201)

Philips Group

Deferred income tax expense

In millions of EUR

	2021	2022	2023
Recognition of previously unrecognized tax loss and credit carryforwards	138	2	72
Unrecognized tax loss and credit carryforwards	(10)	(13)	(41)
Changes to recognition of temporary differences	(1)	(4)	(112)
Prior year tax (expense) benefit	20	(1)	(2)
Tax rate changes	10	(18)	4
Origination and reversal of temporary differences, tax losses and tax credits	245	244	353
Deferred tax (expense) benefit	401	210	274

Philips’ operations are subject to income taxes in various foreign jurisdictions. The statutory income tax rate varies per country, which results in a difference between the weighted average statutory income tax rate and the Netherlands’ statutory income tax rate of 25.8% (2022: 25.8% 2021: 25.0%).

A reconciliation of the weighted average statutory income tax rate to the effective income tax rate of continuing operations is as follows:

Philips Group

Effective income tax rate

in %

	2021	2022	2023
Weighted average statutory income tax rate in %	22.7	23.6	22.0
Recognition of previously unrecognized tax loss and credit carryforwards	(26.9)	0.1	16.8
Unrecognized tax loss and credit carryforwards	1.9	(0.7)	(9.6)
Changes to recognition of temporary differences	0.3	(0.2)	(26.2)
Non-taxable income and tax incentives	(40.6)	5.8	22.8
Non-deductible expenses	19.3	(22.9)	(10.7)
Withholding and other taxes	7.2	(1.4)	(5.1)
Tax rate changes	(1.9)	(1.0)	0.9
Prior year tax	(2.4)	0.7	1.9
Tax expense (benefit) due to change in uncertain tax treatments	4.4	2.8	2.3
Others, net	(4.0)	(0.2)	1.9
Effective income tax rate	(20.0)	6.5	17.0

The effective income tax rate is lower than the weighted average statutory income tax rate in 2023 mainly due to the recognition of previously unrecognized tax loss and credit carryforwards, which is mainly related to a one-off recognition of tax credits and non-taxable income and tax incentives which includes recurring favorable tax incentives related to R&D investments, the innovation box regime in the Netherlands and export activities. This is partly offset by the changes to recognition of temporary differences, which mostly represents deferred tax assets not fully recognized in United States.

Due to the loss position in 2023, items such as non-deductible expense lead to a decrease of the effective income tax rate and items such as tax incentives lead to an increase in the effective income tax rate.

Global minimum tax (Pillar Two)

In December 2021, the OECD released model rules to introduce a global minimum corporate income tax rate of 15% applicable to multinational enterprise groups with global revenue over EUR 750 million (“Pillar Two”). The formal adoption of Directive (EU) 2022/2523 in December 2022 aims to achieve a coordinated implementation of Pillar Two in the EU Member States. The Dutch implementation of Pillar Two, the so-called Minimum Tax Rate Act 2024 (the “MTR Act”), was enacted in December 2023 and will apply to Philips from the financial year ending December 31, 2024 and onwards. Under this legislation, Philips may be required to pay top-up taxes on profits if the related Pillar Two jurisdictional effective tax rate is less than 15%.

Philips will be affected by the “MTR Act” as well as the implementation of Pillar Two per local law in other jurisdictions and has performed an assessment of the Group’s potential exposure to the Pillar Two legislation.

This assessment indicates potential exposure from the constituent entities in Hong Kong and the United Arab Emirates, where the Pillar Two effective tax rate is below 15%. This would potentially have resulted in top-up taxes had Pillar Two legislation been effective in 2023. The assessment of the potential exposure to top-up taxes is based on the profits and tax expenses determined as part of the preparation of Philips’ consolidated financial statement, most recent tax fillings and country-by-country reporting. The Pillar Two effective tax rate is lower in these jurisdictions due to exempted income and domestic tax rates either below or close to 15%.

The group effective tax rate, had Pillar Two legislation been effective from 2023, would have been 16.4% which is 0.6% lower than the reported effective tax rate of 17% under IFRS. The decrease in the effective tax rate can be attributed to the reduction in the income tax benefit of continuing operations resulting from the inclusion of potential top-up tax exposure (expense).

Deferred tax assets and liabilities

Deferred tax assets are recognized for temporary differences, unused tax losses, and unused tax credits to the extent that realization of the related tax benefits is probable. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the countries where the deferred tax assets originated and during the periods when the deferred tax assets become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

Net deferred tax assets relate to the following underlying assets and liabilities and tax loss carryforwards (including tax credit carryforwards) and their movements during the years 2023 and 2022 respectively are presented in the following tables.

The net deferred tax assets of EUR 2,556 million (2022: EUR 2,358 million) consist of deferred tax assets of EUR 2,627 million (2022: EUR 2,449 million) and deferred tax liabilities of EUR 71 million (2022: EUR 91 million). Of the total deferred tax assets of EUR 2,627 million as of December 31, 2023 (2022: EUR 2,449 million), EUR 1,676 million (2022: EUR 1,453 million) is recognized in respect of entities in various countries where there have been tax losses in the current or preceding period, primarily the United States (US). The increase is mainly related to the US where there has been a tax loss in 2023, among others due to the Philips Respironics’ business operations. Philips assessed the recoverability of the tax losses and recognized the related deferred tax asset only to the extent future tax profits are considered probable. For the recoverability assessment, the income projections were determined using similar methodology as used for goodwill impairment testing (for more information please refer to note Goodwill). The company evaluated multiple risk-adjusted scenarios which support the assumption that it is probable that the results of future operations will generate sufficient taxable income to utilize the tax losses as well the deductible temporary differences. The projections include forward-looking assumptions whereby the most recent available information was used to determine the expected period of recovery of the deferred tax assets. Relevant developments potentially impacting the period and probability of recovery will be monitored closely.

As of December 31, 2023 the temporary differences associated with investments, including potential income tax consequences on dividends, for which no deferred tax liabilities are recognized, aggregate to EUR 444 million (2022: EUR 355 million).

Philips Group

Deferred tax assets and liabilities

in millions of EUR

	Balance as of January 1, 2023	recognized in income statement	other1)	Balance as of December 31, 2023	Assets	Liabilities
Intangible assets	630	61	(12)	679	826	(147)
Property, plant and equipment	(2)	18	(103)	(88)	44	(132)
Inventories	464	(26)	(78)	360	363	(2)
Other assets	44	20	120	184	233	(48)
Pensions and other employee benefits	153	69	(29)	193	204	(11)
Other liabilities	483	(56)	69	496	521	(25)
Deferred tax assets on tax loss carryforwards	586	188	(44)	730	730
Set-off deferred tax positions					(294)	294
Net deferred tax assets	2,358	274	(77)	2,556	2,627	(71)
1)Other includes the movements of assets and liabilities recognized in equity and OCI, which includes foreign currency translation differences, acquisitions and divestments.

Philips Group

Deferred tax assets and liabilities

in millions of EUR

	Balance as of January 1, 2022	recognized in income statement	other1)	Balance as of December 31, 2022	Assets	Liabilities
Intangible assets	587	63	(20)	630	783	(152)
Property, plant and equipment	29	(33)	2	(2)	49	(52)
Inventories	372	75	17	464	473	(8)
Other assets	68	(16)	(8)	44	98	(55)
Pensions and other employee benefits	180	6	(32)	153	175	(22)
Other liabilities	499	(34)	17	483	560	(77)
Deferred tax assets on tax loss carryforwards	398	149	38	586	586
Set-off deferred tax positions					(275)	275
Net deferred tax assets	2,134	210	14	2,358	2,449	(91)
1)Other includes the movements of assets and liabilities recognized in equity and OCI, which includes foreign currency translation differences, acquisitions and divestments.

The company has available tax loss and credit carryforwards, which expire as follows:

Philips Group

Expiry years of net operating loss and credit carryforwards

in millions of EUR

	Total balance as of December 31, 2022	Unrecognized balance as of December 31, 2022	Total balance as of December 31, 2023	Unrecognized balance as of December 31, 2023
Within 1 year	4	3	17	15
1 to 2 years	10	5	20	16
2 to 3 years	9	3	7	2
3 to 4 years	13	4	9	5
4 to 5 years	38	3	38	16
Later	812	93	808	81
Unlimited	2,301	920	2,997	1,231
Total	3,187	1,032	3,896	1,366

The increase in the unrecognized balance as of December 31, 2023 is mainly explained by the US.

As of December 31, 2023, the amount of deductible temporary differences for which no deferred tax asset has been recognized in the balance sheet was EUR 125 million (2022: EUR 45 million).

Tax risks

Philips is exposed to tax risks and uncertainty over tax treatments. For particular tax treatments that are not expected to be accepted by tax authorities, Philips either recognizes a liability or reflects the uncertainty in the recognition and measurement of its current and deferred tax assets and tax attributes. For the measurement of the uncertainty, Philips uses the most likely amount or the expected value of the tax treatment. The expected liabilities resulting from the uncertain tax treatments are included in non-current tax liabilities (2023: EUR 390 million, 2022: EUR 435 million, decrease due to release of liabilities, in combination with higher tax losses or similar tax carryforwards that can be used if uncertain tax treatments were settled for the presumed amount at balance sheet date). The positions include, among others, the following:

Transfer pricing risks

Philips has issued transfer pricing directives, which are in accordance with international guidelines such as those of the Organization of Economic Co-operation and Development. In order to reduce the transfer pricing uncertainties, monitoring procedures are carried out by Group Tax to safeguard the correct implementation of the transfer pricing directives. However, tax disputes can arise due to inconsistent transfer pricing regimes and different views on "at arm's length" pricing.

Tax risks on general and specific service agreements and licensing agreements

Due to the centralization of certain activities (such as research and development, IT and group functions), costs are also centralized. As a consequence, these costs and/or revenues must be allocated to the beneficiaries, i.e. the various Philips entities. For that purpose, service contracts such as intra-group service agreements and licensing agreements are signed with a large number of group entities. Tax authorities review these intra-group service and licensing agreements, and may reject the implemented intra-group charges. Furthermore, buy in/out situations in the case of (de)mergers could affect the cost allocation resulting from the intragroup service agreements between countries. The same applies to the specific service agreements.

Tax risks due to disentanglements and acquisitions

When a subsidiary of Philips is disentangled, or a new company is acquired, tax risks may arise. Philips creates merger and acquisition (M&A) teams for these disentanglements or acquisitions. In addition to representatives from the involved business, these teams consist of specialists from various group functions and are formed, among other things, to identify tax risks and to reduce potential tax claims.

Tax risks due to permanent establishments

A permanent establishment may arise when a Philips entity has activities in another country, tax claims could arise in both countries on the same income.